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                                  Exhibit 10


                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Prospectus and to the use of our report dated April 22, 1998, with respect to the financial statements of Sage Life Assurance of America, Inc. included in the Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, File No. 333-44751) and related Prospectus for the registration of its variable annuity contracts.


                                                Ernst & Young LLP


Stamford, Connecticut
January 12, 1999